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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  SEPTEMBER 3, 1998



                             THE FINISH LINE, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                     0-20184                 35-1537210
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)    (IRS EMPLOYER
 OF INCORPORATION)                                          IDENTIFICATION NO.)

        3308 N. MITTHOEFFER ROAD                                   46236
          INDIANAPOLIS, INDIANA                                  (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (317) 899-1022

                                      NONE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.   OTHER EVENTS.

     On September 3, 1998, the Company issued a press release which announced, among other matters, the Company's stock repurchase program. A copy of the September 3, 1998 press release is attached as Exhibit 99.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits:

              99  Press release dated September 3, 1998

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               THE FINISH LINE, INC



Dated:  September 9, 1998      By: /s/ STEVEN J. SCHNEIDER
                                  ------------------------
                                      Steven J. Schneider,
                                      Senior Vice President - Finance and
                                      Chief Financial Officer and Assistant
                                      Secretary


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